GIBRALTAR INDUSTRIES, INC.

3556 Lake Shore Road
PO Box 2028
Buffalo, New York 14219-0228

____________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 18, 2006
____________________________________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Gibraltar Industries, Inc., a Delaware corporation (the "Company"), will be held at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on May 18, 2006, at 11:00 a.m., local time, for the following purposes:

1. To elect two Class III Directors to hold office until the 2009 Annual Meeting and until their successors have been elected and qualified.

2.  To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.

3. To take action upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 24, 2006, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

Stockholders who do not expect to attend the meeting in person are urged to vote, sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Returning the proxy card does not deprive you of your right to attend the Annual Meeting and to vote your shares in person for matters acted upon at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy J. Heasley
Secretary

Dated: April 20, 2006

GIBRALTAR INDUSTRIES, INC.
3556 Lake Shore Road
PO Box 2028
Buffalo, New York 14219-0228

PROXY STATEMENT

April 20, 2006
_________________________________________________

Date, Time and Place Information.

This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation by the Board of Directors of Gibraltar Industries, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on May 18, 2006 at 11:00 a.m., local time, and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors has fixed the close of business on March 24, 2006, as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. At the close of business on March 24, 2006 the Company had outstanding and entitled to vote at the Annual Meeting 29,732,648 shares of common stock, $.01 par value per share ("Common Stock").  Each share is entitled to one vote on each matter properly brought before the Annual Meeting. This Proxy Statement and the accompanying form of proxy will first be sent or given to stockholders on or about April 20, 2006.

The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to the use of the mail, proxies may be solicited by personal interviews and by telephone by directors, officers and employees of the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

If the enclosed proxy is properly executed, returned and received in time for the Annual Meeting, the shares represented thereby will be voted in accordance with the specifications, if any, made on the proxy card. If no specification is made, the proxies will be voted as recommended by the Board of Directors FOR the nominees for director named in this Proxy Statement and FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Each nominee for election as a director requires a plurality of the votes cast in order to be elected. A plurality means that the nominees with the largest number of votes are elected as director up to the maximum number of directors to be elected at the Annual Meeting. Each other proposal submitted to the stockholders requires the affirmative vote of holders of a majority of the shares present at the meeting, in person or by proxy, entitled to vote. With respect to the election of directors, only shares that are voted in favor of a particular nominee will be counted towards achievement of a plurality and where a stockholder properly withholds authority to vote for a particular nominee, such shares will not be counted towards such nominee's or any other nominee's achievement of plurality. With respect to the other proposals to be voted upon: (i) if a stockholder specifies an abstention from voting on a proposal, such shares are considered present at the meeting for such proposal but, since they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal and (ii) shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not have the effect of either an affirmative or negative vote as to the matters with respect to which a beneficial holder has not provided voting instructions.

Revocability of Proxy

The execution of a proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary, by appearing at the Annual Meeting and so stating, or by submitting another duly executed proxy bearing a later date.

Proposals under Consideration

PROPOSAL 1

ELECTION OF DIRECTORS

The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than three nor more than fifteen Directors who shall be divided into three classes, with the term of one class expiring each year. The Board of Directors is presently comprised of seven members: David N. Campbell and Robert E. Sadler, Jr., Class III Directors whose terms expire in 2006; Gerald S. Lippes and William J. Colombo, Class II Directors whose terms expire in 2007 and Brian J. Lipke, Arthur A. Russ, Jr. and William P. Montague, Class I Directors whose terms expire in 2008.  At the Annual Meeting of Stockholders in 2006, two Class III Directors shall be elected to hold office for a term expiring in 2009.  David N. Campbell and Robert E. Sadler, Jr. have been nominated by the Board of Directors for election as such Class III Directors.

Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the election of David N. Campbell and Robert E. Sadler, Jr. as directors. Mr. Campbell has been a director of the Company since the consummation of the Company’s initial public offering in 1993 and has been previously elected by the Company’s stockholders.  Mr. Sadler has been a director of the Company since 2004.  If Mr. Campbell and Mr. Sadler become unavailable for election for any reason, it is intended that the shares represented by the proxies solicited herewith will be voted for such other person as the Board of Directors shall designate. Each of Messrs. Campbell and Sadler have consented to being named in this Proxy Statement and to serve if elected to office.

The following information is provided concerning the Directors and the nominees for election as Class III Directors:

Brian J. Lipke has been Chairman of the Board since 1992 and Chief Executive Officer since 1987 and a Director of the Company since its formation. He also served as President of the Company through 1999. From 1972 to 1987, Mr. Lipke held various positions with the Company in production, purchasing and divisional management. He is also a director of Merchants Mutual Insurance Company, Moog Inc. and the Buffalo Branch of the Federal Reserve Bank of New York and a member of local government agency.

Gerald S. Lippes has served as a Director of the Company since 1993 and was Secretary of the Company from December 2002 through November 2003. He has been engaged in the private practice of law since 1965 and is a partner in the firm of Lippes Mathias Wexler Friedman LLP, located in Buffalo, New York. Mr. Lippes is also a director of several private companies.

Arthur A. Russ, Jr. has served as a Director of the Company since 1993. He has been engaged in the private practice of law since 1969 and is a partner in the firm of Phillips Lytle LLP, located in Buffalo, New York. Mr. Russ is also a director of several private companies and nonprofit entities.

David N. Campbell has served as a Director of the Company since the consummation of the Company's initial public offering in 1993. He is currently a Managing Director of Innovation Advisors, an investment banking firm. He served as President and Chief Executive Officer of Xpedior, Inc., an Internet business consulting company, from September 1999 through November 2000.  From July 1995 to September 1999, he was President of BBN Systems & Technologies and its successor, GTE Laboratories and Technologies. He also is the former Chairman of the Board and Chief Executive Officer of Computer Task Group, Incorporated and the former Chairman of the Board of the Dunlop Tire Corporation. Mr. Campbell also serves as a Director of Tektronix Corporation, MRO Software, Inc. and two private companies.

William P. Montague has served as a Director of the Company since the consummation of the Company's initial public offering in 1993. He served as Executive Vice President and Chief Financial Officer of Mark IV Industries, Inc., a manufacturer of engineered systems and components from 1986 to February 1996, President and Director from March 1996 through October 2004, and as Chief Executive Officer and Director of that company since November 2004.  Mr. Montague is also a director of IIMAK (International Imaging Materials, Inc.).

William J. Colombo has served as a Director of the Company since his appointment by the Board of Directors in August 2003.  He served as Chief Operating Officer and Executive Vice President of Dick’s Sporting Goods, Inc. from 1995 to 1998 and as President of dsports.com LLC, the Internet commerce subsidiary of Dick’s from 1998 to 2001.  In 2002, Mr. Colombo became President, Chief Operating Officer and a Director of Dick’s.

Robert E. Sadler, Jr. has served as a Director of the Company since his appointment by the Board of Directors in January 2004.  He served as President of M&T Bank from 1996 to 2003, and as Chairman since July 2003.  He currently serves as President and Chief Executive Officer of M&T Bank Corporation, one of the 20 largest banks in the U.S.  Mr. Sadler is also a director of several private companies and nonprofit entities, including Delaware North Companies, Inc. and Security Mutual Life Insurance Company of New York.

Vote Required.

The affirmative vote of a plurality of the shares of Common Stock present, in person or by proxy, is required for the election of the Directors, assuming a quorum is present or represented at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR CLASS III DIRECTORS.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

During the fiscal year ended December 31, 2005, the Board of Directors held 7 meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees on which he served during the period.

Audit Committee

The Board of Directors has a standing Audit Committee comprised of Messrs. Campbell, Sadler and Montague, each of whom is independent. The Audit Committee assists the Board of Directors in its oversight of matters relating to the financial reporting process, the system of internal accounting control and management of financial risks, the audit process and compliance with laws and regulations and the Company's code of business conduct. The Board of Directors has adopted an Amended and Restated Charter for the Audit Committee. The Audit Committee held fourteen meetings in 2005.  The Board of Directors has made a determination that Mr. Campbell, an independent director, is an "audit committee financial expert" under the standards established by Item 401 (h) (2) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  Mr. Campbell's business experience is set forth above under "Election of Directors".

Compensation Committee

In 2005, the members of the Compensation Committee were Messrs. Lippes, Montague and Colombo.  The Compensation Committee held 5 meetings in 2005.  The Committee makes recommendations concerning salaries and incentive compensation for executives of and consultants to the Company.  The Board of Directors has adopted a Charter for the Compensation Committee. During 2005 the Company paid approximately $989,000 to Lippes Mathias Wexler Friedman LLP, in which Mr. Lippes is a partner, for legal services it rendered to the Company.

Nominating Committee

In 2005, the members of Nominating Committee were Messrs Russ, Colombo and Sadler.  The Nominating Committee held one meeting in 2005. The current nominees for director were recommended for election to the Board by written consent of the Nominating Committee.  Mr. Sadler did not participate in his recommendation for election to the Board. The Nominating Committee identifies and nominates individuals qualified to become board and committee members.  The Board of Directors has adopted a Charter for the Nominating Committee. During 2005 the Company paid approximately $455,000 to Phillips Lytle LLP, in which Mr. Russ is a partner, for legal services rendered to the Company.

The Company has adopted a policy regarding shareholder recommendations of nominees to the Nominating Committee. A shareholder may recommend a nominee for consideration by the Nominating Committee by sending a recommendation, in writing, to the Secretary of the Company or any member of the nominating committee, together with such supporting material as the shareholder deems appropriate.  Any person recommended by a shareholder in accordance with this policy will be considered by the Nominating Committee in the same manner and by the same criteria as other potential nominees.

Communication with the Board of Directors

The Board of Directors has established a policy with respect to shareholder communication with the directors. Shareholders may send communications to the Board of Directors in care of the Secretary of the Company at its headquarters located at 3556 Lake Shore Road, P.O. Box 2028, Buffalo, NY 14219-0228.  All mail will be opened and logged.  All communication, other than trivial communications or obscene material will be forwarded promptly to the directors.  Trivial material will be delivered at the next meeting of the Board of Directors.  Mail addressed to a particular member of the Board of Directors will be forwarded to that member.  Mail addressed to "Outside Directors" or "Non-Management Directors" or similar addressees shall be sent to the chairman of the Audit Committee.

The Company does not have a policy regarding director attendance at the annual meeting.  Last year's annual meeting was attended by Brian J. Lipke, Arthur A. Russ, Jr., David N. Campbell, William P. Montague, Robert E. Sadler, Jr. and William J. Colombo.

Independent Directors

Each of David N. Campbell, Robert E. Sadler, Jr., William J. Colombo and William P. Montague is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Directors and Executive Officers

The following table sets forth certain information regarding the Directors and executive officers of the Company:

Name	Age	Position(s) Held
Brian J. Lipke	54	Chairman of the Board and Chief Executive Officer
Henning Kornbrekke	61	President and Chief Operating Officer
David W. Kay	57	Executive Vice President, Chief Financial Officer and Treasurer
Paul M. Murray	53	Senior Vice President
Gerald S. Lippes	66	Director
David N. Campbell	64	Director
William P. Montague	59	Director
Arthur A. Russ, Jr.	63	Director
William J. Colombo	50	Director
Robert E. Sadler, Jr.	60	Director

_________________________________

Recent business experience of the Directors is set forth above under "Election of Directors." Recent business experience of the executive officers who are not also Directors is as follows:

Henning Kornbrekke has served as Chief Operating Officer of the Company since December 2004 and President of the Company since February 2004. Mr. Kornbrekke served as Vice President of the Company and President of its Building Products Group, from January 2002 to January 2004. Prior thereto, Mr. Kornbrekke served as the Chief Executive Officer of a division of Rexam, PLC and before that as President and General Manager of the hardware division of the Stanley Works. Mr. Kornbrekke also serves as a director of a private company.

David W. Kay has been Executive Vice President, Chief Financial Officer and Treasurer since joining the Company in April 2004.  Prior thereto, he was a Director, Vice President, Treasurer and Chief Financial Officer of Tecumseh Products Company, a manufacturer of compressors, engines and pumps from 1999 to March 2004, and, before that, Corporate Controller of RTI International Metals, Inc., a producer of titanium and other specialty metal products from 1984 to 1999.

Paul M. Murray has been Senior Vice President of Human Resources and Organizational Development of the Company since May 2004 and was Vice President of Administration from 1997 to May 2004.  Prior thereto, Mr. Murray held Human Resource management positions at The Sherwin Williams Company and Pratt & Lambert, both coatings producers.

                                       COMPENSATION OF EXECUTIVE OFFICERS

The following summary compensation table sets forth all compensation earned by the Company's Chief Executive Officer and the Company's other executive officers, for the Company's fiscal years ended December 31, 2003, 2004 and 2005.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensations Awards
Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Other Annual Compensation(2)	Restricted Stock Awards(3)	Securities Underlying Options/ SARs(4)	All Other Compensation(5)
Brian J. Lipke, Chairman of the Board and Chief Executive Officer	2005 2004 2003	$500,000500,000 457,262	$920,414 890,329 392,557	--- --- ---	$3,676,958 --- ---	--- --- ---	$10,393 8,382 7,315
Henning Kornbrekke, President and Chief Operating Officer	2005 2004 2003	395,000 395,000 274,999	584,233 561,934 283,448	--- --- ---	1,294,647 --- ---	--- --- ---	10,547 12,117 7,161
David W. Kay, Executive Vice President, Chief Financial Officer and Treasurer(6)	2005 2004	275,000 206,250	303,982 229,018	--- 79,657	154,797 ---	--- ---	9,305 2,028
Paul M. Murray, Senior Vice President, Human Resources	2005 2004 2003	133,770 132,981 122,527	78,459 85,117 30,397	--- --- ---	32,016 --- ---	536 --- ---	7,107 3,062 5,076

(1) Messrs. Kornbrekke and Kay deferred receipt of a portion of their bonus, in the amount of $242,962 and $136,991, respectively.

(2)  Represents reimbursement for moving relocation costs and other expenses.

(3)  Represents the market value of restricted stock awards (less consideration paid) as of the date of grant or the market value of restricted stock units as of the date of grant. Restricted stock awards were granted pursuant to the Gibraltar Steel Corporation Restricted Stock Plan. Restricted stock units were granted pursuant to the Gibraltar Industries, Inc. 2005 Equity Incentive Plan. Dividends on shares of Common Stock are paid to holders of restricted stock.  No dividends are payable to holders of restricted stock units.  At December 31, 2005, the cumulative number of restricted shares of Common Stock, and the related market value, held by Messrs. Lipke and Kornbrekke were 48,000 shares -$1,102,120 and 3,000 shares – $68,820, respectively.  The restrictions on the restricted shares of Common Stock granted to Mr. Lipke lapse at the rate of 20% per year beginning on the fifth anniversary of their grant, while the restriction’s on the shares granted to Mr. Kornbrekke lapse at the rate of 20% per year.   At December 31, 2005, the cumulative number of restricted stock units, and the related market value, held by Messrs. Lipke, Kornbrekke, Kay and Murray were 183,756 units- $4,215,363; 64,700 units- $1,484,218; 7,736 units-$177,464 and 1,600 units- $36,704, respectively.  The restricted stock units vest over periods ranging from 1.5 to 7 years.

(4)   Represents options granted pursuant to the Gibraltar Industries, Inc. 2005 Equity Plan (the "2005 Equity Plan").

(5)   Composed of: (a) the matching contributions made by the Company in 2005 pursuant to the Gibraltar Steel Corporation of New York 401(k) Retirement Savings Plan of $5,250 to each of the accounts of Messrs. Lipke, Kornbrekke, and Kay, and $4,807 to the account of Mr. Murray;  (b) the matching contributions to Gibraltar 401(k) Restoration Plan of $1,050 each to the accounts of Messrs. Lipke, Kornbrekke, and Kay and $1,016 to the account of Mr. Murray; (c) the payment in 2005 of premiums paid for term life insurance policies provided for Messrs. Lipke, Kornbrekke, Kay and Murray in the amounts of $3,410, $3,564, $2,322 and $601, respectively; and (d) the payment in 2005 of premiums paid in the amount of $683 for travel/accident life insurance policies provided for each of Messrs. Lipke and Kornbrekke.

(6)   David W. Kay did not become an employee until April 2004 and therefore was not compensated by the Company in 2003.

Options Granted in Last Fiscal Year

The following table summarizes options granted to the executive officers of the Company last year:

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($ per share)	Expiration Date	5% ($)	10% ($)

Paul M. Murray	536	0.70%	$21.33	May 19, 2015	$7,190	$18,221

The assumed annual rates of appreciation of 5% and 10% would result in the price of the Company's common stock increasing to $34.74 and $55.32, respectively.  Over the last ten years ended March 24, 2006, the market price of the Company's common stock has increased at a compounded annual rate of 11.2%.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information with respect to the named executives concerning the exercise of options during 2005 and unexercised options held at the end of 2005:

			Number of Unexercised Options at Fiscal Year End(1)		Value of Unexercised in the Money Options At Fiscal Year End(2)
	Shares Acquired On Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Brian J. Lipke, Chairman of the Board and Chief Executive Officer	---	$---	131,250	---	$1,166,250	$---
Henning Kornbrekke, President and Chief Operating Officer	---	---	---	---	---	---
David W. Kay, Executive Vice President, Chief Financial Officer, and Treasurer	---	---	---	---	---	---
Paul M. Murray, Senior Vice President, Human Resources	---	---	---	536	---	863

________________________________

(1) Options  granted generally become exercisable in cumulative annual increments of 25% beginning one year from the date of grant. In the event of certain extraordinary transactions, however, including a change in control of the Company, the vesting of such options would automatically accelerate.

(2) Represents the difference between $22.94, the closing market value of Common Stock as of December 31, 2005, and the exercise price of such options.

EQUITY COMPENSATION PLAN INFORMATION

On May 19, 2005, the Company’s Gibraltar Industries, Inc. 2005 Equity Incentive Plan (the “2005 Equity Incentive Plan”) was approved by its stockholders. In addition to the 2005 Equity Incentive Plan, the Company has previously adopted the Gibraltar Steel Corporation Restricted Stock Plan (the “Restricted Stock Plan”), the 2003 Gibraltar Incentive Stock Option Plan (the “2003 Incentive Stock Option Plan”), the Gibraltar Steel Corporation Incentive Stock Option Plan (the “Original Incentive Plan”) and the Gibraltar Steel Corporation Non-Qualified Stock Option Plan (the “Non-Qualified Stock Option Plan”). The Company may no longer grant awards under the Original Incentive Plan and, in connection with the adoption of the 2005 Equity Incentive Plan, the Company is terminating the 2003 Incentive Stock Option Plan and the Restricted Stock Plan.

The following table summarizes information as of December 31, 2005 concerning securities currently issuable upon the exercise of outstanding options, as well as the number of securities available for future issuance under the Company’s equity compensation plans:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (1) (2)

Equity compensation plans approved by security holders	383,426	$13.70	2,145,206

Total	383,426	$13.70	2,145,206

(1)

Consists of the Company’s non-qualified stock option plan and 2005 Equity Incentive Plan. Upon adoption of the 2005 Equity Incentive Plan, the Company is no longer allowed to issue options under the 2003 incentive stock option plan or shares under the restricted stock plan. The Company is in the process of terminating these plans and no shares under these plans are reflected as available for issuance. Note 15 of the Company’s consolidated financial statements included in Item 8 of the Company’s Form 10-K filed March 16, 2006 provides additional information regarding the Company’s stock option plans.

(2)

As of December 31, 2005, 283,036 restricted stock units were granted under equity compensation plans.  Upon the lapse of restrictions, restricted stock units convert to shares of the Company’s common stock.

2005 Equity Incentive Plan

The 2005 Equity Incentive Plan is an incentive compensation plan that allows the Company to grant equity-based incentive compensation awards to eligible participants to provide them an additional incentive to promote the business of the Company, to increase their proprietary interest in the success of the Company and to encourage them to remain in our employ. Awards under the plan may be in the form of options, restricted shares, restricted units, performance shares, performance units and rights.

Individuals eligible to receive awards under the 2005 Equity Incentive Plan are officers and other employees of the Company and the Company’s subsidiaries, non-employee directors of our company and consultants and independent advisors to our company. The Board of Directors administers the 2005 Equity Incentive Plan with respect to non-employee directors, consultants and independent advisors. The Board of Directors also administers the plan with respect to executive officers, based on recommendations of the Compensation Committee. The Compensation Committee administers the plan with respect to all other employees but may delegate that authority to the Chief Executive Officer.

The 2005 Equity Incentive Plan provides for the issuance of up to 2,250,000 shares of common stock, subject to adjustments for stock dividends, stock splits, recapitalizations and other events. Of the total number of shares of common stock issuable under the plan, the aggregate number of shares that may be issued in connection with grants of restricted stock or restricted units cannot exceed 1,350,000 shares, and the aggregate number of shares which may be issued in connection with grants of incentive stock options and rights cannot exceed 900,000 shares.

The Company also established the Gibraltar Industries, Inc. Management Stock Purchase Plan (the “MSPP”) to establish a framework for a specific type of restricted unit award to certain of our highly compensated employees under the 2005 Equity Incentive Plan. The MSPP provides eligible employees of our company the right to use up to 50% of their annual bonus to purchase restricted units at a price equal to the then applicable fair market value of the Company’s common stock. If an eligible employee uses a portion of his annual bonus to purchase restricted units the Company will make an award to the eligible employee of an identical number of restricted units. Restricted units purchased or awarded under the MSPP will reduce the number of shares of common stock otherwise available for issuance under the 2005 Equity Incentive Plan. If the employee’s employment is terminated after age 60 or a change in control occurs, the employee’s restricted units will be converted to cash at their fair market value and this cash value will be paid to the employee over the ensuing five or ten-year period. However, if the employee’s employment is terminated before age 60 and a change in control has not occurred, the employee will forfeit the value of the additional restricted units which have been awarded by us, and the employee will only receive payment of the value of those restricted units directly attributable to his or her bonus deferrals.

Restricted Stock Plan

Certain of the Company’s executive officers have been awarded shares of restricted stock under the terms of our Restricted Stock Plan, which was adopted by the Company to provide equity-based compensation awards to executive and management employees of the Company and its subsidiaries and to non-employee directors of our company.

The Restricted Stock Plan provides our company’s Board of Directors the authority to determine which employees and non-employee directors will be granted awards of restricted stock, the number of shares of restricted stock which are to be awarded and the period of time during which any shares of restricted stock awarded will be non-transferable.

Employees and non-employee directors who are awarded shares of restricted stock are not permitted to transfer the shares of restricted stock they have been awarded until permitted by the terms of the Restricted Stock Plan or under the terms of the actual award of the shares of restricted stock. However, although shares of restricted stock are non-transferable, employees and non-employee directors who have received awards of restricted stock are entitled to vote the shares of restricted stock they have been awarded and are entitled to receive dividends on such shares.

There are currently 125,250 shares of restricted stock issuable under the Restricted Stock Plan. However, the Company’s directors have approved a termination of this plan in connection with the adoption of the 2005 Equity Incentive Plan.

2003 Incentive Stock Option Plan

The 2003 Incentive Stock Option Plan, adopted by the Company on October 21, 2003 and approved by our stockholders on May 20, 2004, was adopted to provide us with the ability to award incentive stock options to our employees after the Original Incentive Stock Option expired. The number of shares of our common stock which may be issued pursuant to options under the 2003 Incentive Stock Option Plan is 2,250,000. However, no options have been granted under the 2003 Incentive Stock Option Plan, and our Company’s directors have approved a termination of this plan in connection with the adoption of the 2005 Equity Incentive Plan.

Original Incentive Stock Option Plan

The Original Incentive Stock Option Plan, adopted by the Company on September 21, 1993 and approved by our stockholders on November 5, 1993, was an incentive stock option plan which allowed us to grant incentive stock options to our employees. Our right to grant options under this plan expired on September 21, 2003. However, any incentive stock options which were previously granted under this plan and have not expired are still exercisable by the employees to whom they have been granted.

Non-Qualified Stock Option Plan

The Non-Qualified Stock Option Plan, adopted by our Company on September 21, 1993, was adopted to allow us to attract, motivate and retain officers and key employees and to attract highly skilled individuals who are not employees to serve as members of our Board of Directors. Currently, 273,750 shares of our common stock are available for issuance under the terms of this plan.

Retirement Plans

401(k) Retirement Savings Plan

Our subsidiary, Gibraltar Steel Corporation of New York, maintains the Gibraltar 401(k) Plan (the “401(k) Retirement Savings Plan”) for the benefit of all of our employees. Most employees who participate in the 401(k) Retirement Savings Plan are entitled to have a portion of their wages (up to $14,000 in 2005) paid to the 401(k) plan for distribution in the future when they retire or terminate their employment. However, certain highly paid employees are not permitted to have more than 5% of their wages paid to the 401(k) Retirement Savings Plan. The Company is entitled to but not obligated to make matching contributions to the 401(k) Retirement Savings Plan. Any matching contributions we make for the benefit of our employees are fully vested and nonforfeitable when made.

Restoration Plan

In addition to our 401(k) Retirement Savings Plan, we maintain the Gibraltar 401(k) Restoration Plan (the “Restoration Plan”). The Restoration Plan allows highly paid employees whose contribution to the 401(k) Retirement Savings Plan is limited to 5% of their wages to defer the receipt of an additional portion of their wages. We may also make matching contributions with respect to amounts deferred by employees under the Restoration Plan. In general, these deferred wages and any matching contributions, together with interest, will be paid to employees who participate in the Restoration Plan after their employment is terminated. However, certain officers and highly compensated employees will not be entitled to payment of the amounts deferred under the Restoration Plan until six months following the termination of their employment.

Employment Agreement

In July 1998, we entered into a new employment agreement with Brian J. Lipke (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Lipke serves as the Company’s Chairman of the Board and Chief Executive Officer with a current base salary of $500,000, subject to annual adjustment as determined by the Compensation Committee in its discretion. In addition to his base salary, Mr. Lipke is eligible to participate in our Executive Incentive Bonus Plan and other employee benefit plans available to the Company’s executive officers. The Employment Agreement had an initial term of five years, which automatically is extended for an additional one-year period on each anniversary date, unless either party gives notice of intent to terminate.

The Employment Agreement provides that if we terminate Mr. Lipke’s employment without cause, he will be entitled to receive a lump sum benefit equal to 2 1/2 times the sum of (1) his current base salary and (2) the bonuses he received during the twelve-month period immediately preceding the date of termination. In addition, if Mr. Lipke becomes entitled to receive benefits under any of the Company’s tax-qualified retirement plans then upon a termination of his employment other than by us for “cause” (as defined in the Employment Agreement) and other than voluntarily by Mr. Lipke, he will be entitled to receive from our general assets an additional benefit.  The additional benefit will be equal to the difference between (i) the amount payable to Mr. Lipke under such tax-qualified retirement plans after taking into account applicable limits imposed on such plans by Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986 as amended (the “Code”), and (ii) the amount that would have been paid to Mr. Lipke under such plans if such restrictions did not apply to the plans.

If Mr. Lipke dies during the term of the Employment Agreement, in addition to any death benefits payable to Mr. Lipke’s estate or other designated beneficiary under life insurance maintained by the Company and any death benefits payable under any of the Company’s tax-qualified retirement plans, the Company will pay to the estate of Mr. Lipke a death benefit equal to 50% of his annual base salary plus an amount equal to all bonuses he would have received had his employment continued until the end of the fiscal year. If he becomes disabled, Mr. Lipke will be entitled to receive from the Company annual benefits equal to his base salary, subject to a cap of $200,000 (adjusted for cost of living increases), less amounts received under any pension, profit sharing or disability plan, insurance policy or social security or retirement benefit.

In the event we terminate Mr. Lipke’s employment other than for cause, the Company will continue to provide medical, disability and life insurance benefits to Mr. Lipke for life, medical insurance benefits to Mr. Lipke’s spouse for life and medical insurance benefits to Mr. Lipke’s dependents until they reach age 21.

Mr. Lipke has agreed in the Employment Agreement that, in the event that the Company terminates his employment for cause or he terminates his employment other than following a change in control, he will not, for a period of one year after the date of termination, participate in any “competitive operation,” as defined in the Employment Agreement.

Change in Control Agreements

The Company has entered into change in control agreements (the “Change in Control Agreements”) with the Chairman and Chief Executive Officer, the President and Chief Operating Officer, and the Chief Financial Officer, Senior Vice President and Treasurer. Upon the occurrence of a change in control, the Chairman and Chief Executive Officer is entitled to receive a lump sum severance payment equal to 350% of his annual cash compensation and the President and Chief Operating Officer is entitled to receive a payment equal to 300% of his annual cash compensation. The change in control payments to these executives are made whether or not their employment is terminated as a result of the change in control. The Chief Financial Officer’s change in control agreement entitles him to a payment equal to 100% of his annual cash compensation, but only if his employment is terminated without cause or terminated by him with good reason within one year of the change in control.

All of the Change in Control Agreements define annual cash compensation as the sum of (i) the executive’s annual base salary, including any deferred cash compensation, during the calendar year preceding the year when the change of control occurred and (ii) the highest annual bonus paid to him during the three years immediately preceding the year in which the change in control occurs. The payments and benefits payable in the event of a change in control are not subject to any limitations that would prevent them from being considered “excess parachute payments” subject to excise or tax corporate deduction disallowance under the Internal Revenue Code. Therefore, the lump sum payments could require excise tax payments on the part of the executive, and result in a deduction disallowance on the part of our Company. In the case of the Chief Executive Officer and Chairman, as well as the President and Chief Operating Officer, we will reimburse the excise tax payments made by the executive, including taxes the executive would incur on the reimbursement itself.

In all of the Change in Control Agreements, a change in control will be deemed to occur under the agreements if: (i) any person or group, other than members of the Lipke family, acquires 35% or more of the common stock of our company without approval of the Board of Directors; (ii) there is a change in a majority of the members of the Board of Directors in any twelve-month period and the new directors were not endorsed by a majority of the old directors; (iii) we enter into certain merger or consolidation transactions; or (iv) we enter into a contract in which it agrees to merge or consolidate, and the executive’s employment is terminated without cause or the executive resigns for good reason prior to closing.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

Effective for the 2005 fiscal year, the Compensation Committee consisted of three members, Messrs Lippes, Montague and Colombo. Each  is independent in accordance with the listing standards of the National Association of Securities Dealers applicable to compensation committees, except Mr. Lippes who served on the Committee pursuant to an exemption thereunder through March 31, 2006. This report of the Compensation Committee of the Board of Directors provides an overview of the Company's compensation philosophy and executive compensation programs. It discusses compensation related decisions in general for executive officers, and specifically those relating to the Company's Chief Executive Officer, for the fiscal year ending December 31, 2005.

Executive Compensation Program's Overall Objectives

The Company's executive compensation program is designed to attract and retain top-quality executives and to provide them with both an incentive and a reward for superior performance. The program includes three principal components - base salary, annual financial performance-based bonus opportunities and long-term incentives. The program is administered by the Compensation Committee of the Board of Directors.

Compensation Philosophy

The primary philosophy of the Company's Executive Compensation Program is to align the financial interests of its executive officers with those of the Company and its stockholders by basing a significant portion of each executive officer's compensation upon his individual performance and the Company's financial performance, both on an absolute basis and relative to its peers, and by encouraging executive officers to own Company stock through participation in various stock-based and other plans.

The Compensation Committee is responsible for annually reviewing base salaries of executive officers, determining the design of the Company's executive incentive bonus plans, including the Company’s Management Incentive Compensation Plan and eligibility to participate therein, and making grants to eligible participants, including executive officers under the Company's stock-based incentive plans.

In 2005 the Compensation Committee undertook a review of the change in control Agreements for the Chief Executive Officer and the advisability of entering into change in control agreements with the President and Chief Operating Officer and, the Executive Vice President, the Chief Financial Officer and Treasurer. In connection with the review, the Committee engaged the service of an independent consultant to assist the Committee in determining the advisability of and structure of entering into change in control agreements with those executives.

Compensation Planning Initiatives in 2005

In 2005 the Compensation Committee undertook a review of the change in control Agreements for the Chief Executive Officer and the advisability of entering into change in control agreements with the President and Chief Operating Officer and, the Executive Vice President, the Chief Financial Officer and Treasurer. In connection with the review, the Committee engaged the service of an independent consultant to assist the Committee in determining the advisability of and structure of entering into change in control agreements with those executives

Base Salaries

Base salary ranges are established annually, at competitive levels, for all executive officers. Base salaries are periodically adjusted to reflect each individual executive's performance, contribution to the overall financial results of the Company and changes in competitive salary levels.

Management Incentive Compensation Plan

To further support the Company's goal of enhancing shareholder value, a Management Incentive Compensation Plan was adopted in 2004 (the “Management Plan”). Financial performance targets are established annually for the Company as a whole, and for certain individual subsidiaries.

Bonuses paid under the Management Plan for 2005 generally reflect the financial results of the total Company versus targets.

Compensation for the Chief Executive Officer

Mr. Lipke participates in the same compensation programs which are provided to the Company's other executive officers. The Compensation Committee annually reviews Mr. Lipke's base salary, as provided for in his employment agreement. A competitive salary range for the CEO is established with the assistance of an independent consultant. In determining salary adjustments within the set salary range, various factors are taken into account including individual performance, changes in competitive salaries and Company performance.

In 2005, Mr. Lipke participated in the Management Plan  applicable to all executive officers. Since the Company's fiscal 2005 consolidated operating results exceeded target, Mr. Lipke and certain other named executives were paid bonuses higher than the target levels in accordance with the terms of the Management Plan.

Section 162(m) of Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $l,000,000 paid to a company's chief executive officer and any one of the four other most highly paid executive officers during its taxable year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Based upon the compensation paid to Mr. Lipke and the Company's other executive officers in 2005, the Section l62(m) limitation resulted in a disallowance of approximately $544,000 in compensation expense in 2005.  The Compensation Committee plans to monitor this matter periodically and to take such actions as are appropriate to minimize the impact of this statute, to the extent that there is no adverse effect on the Company's ability to provide incentive compensation based on Company financial performance.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF
GIBRALTAR INDUSTRIES, INC.

Gerald S. Lippes
William P. Montague
William J. Colombo

PERFORMANCE GRAPH

The Performance Graph shown below compares the cumulative total shareholder return on Common Stock, based on the market price of the Common Stock, with the total return of the      S&P SmallCap 600 Index, the S&P SmallCap 600 Industrials Index, the S&P MidCap 400 Index and the S&P Iron & Steel Index for the five-year period ended December 31, 2005. The comparison of total return assumes that a fixed investment of $100 was invested on December 31, 2000 in Common Stock and in each of the foregoing indices and further assumes the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG GIBRALTAR INDUSTRIES INC., THE S & P SMALLCAP 600 INDEX
AND THE S & P SMALLCAP 600 INDUSTRIALS INDEX

250
200
150
100
50
0
DOLLARS
208
204
187
167
147
167
155
107
106
110
130
126
101
96
91
12/00
12/01
12/02
12/03
12/04
12/05
GIBRALTAR INDUSTRIES INC.
S & P SMALLCAP 600
S & P SMALLCAP 600 INDUSTRIALS

* $100 invested on 12/31/00 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

Copyright © 2006, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

AUDIT COMMITTEE REPORT

The Audit Committee currently consists of three directors who are independent as defined in the listing standards of the National Association of Securities Dealers applicable to members of audit committees. A brief description of the responsibilities of the Audit Committee is set forth above under the caption "The Board of Directors and its Committees."

The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2005 with management of the Company and Ernst & Young LLP, the Company’s independent registered public accounting firm.   During 2005, management evaluated the Company’s internal control over financial reporting in response to the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and based on the framework in Internal Control- Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.  Throughout the year, management kept the Committee apprised of the progress of its evaluation of internal controls and the Committee provided oversight of the evaluation process.  At the end of the year, management issued a report on the effectiveness of the Company’s internal control over financial reporting. The Committee reviewed this report and discussed with management and Ernst & Young LLP the adequacy of the Company’s internal control over financial reporting and disclosure controls.  The Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with Audit Committees, which relates to the conduct of the audit, including the auditor's judgment about the quality of the accounting principles applied in the Company's 2005 audited financial statements. The Committee also has reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 Independence Discussions with Audit Committees, and has discussed with Ernst & Young LLP its independence.

Based on the review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
GIBRALTAR INDUSTRIES, INC.

David N. Campbell
Robert E. Sadler, Jr.
William P. Montague

NOMINATING COMMITTEE REPORT

The Purpose of the Committee is to identify and nominate individuals qualified to become Board and committee members and to establish and implement policies and procedures relating to the nominations of qualified candidates. Effective for the 2005 fiscal year, the Committee consisted of three members, Mssrs. Russ, Colombo and Sadler.  Each is independent in accordance with the applicable listing standards of the National Association of Securities Dealers applicable to nominating committees, except Mr. Russ who served on the Committee pursuant to an exemption thereunder through March 31, 2006.

The Nominating Committee held one meeting in 2005.  The current nominees for director were recommended for election to the Board by written consent of the Nominating Committee.  Mr. Sadler did not participate in his recommendation for election to the Board.  No communications from shareholders regarding nominations were received by the Committee.  The Committee recommended that the existing Class III Directors, David N. Campbell and Robert E. Sadler, Jr. be nominated for a three year term as Class III Directors.

In evaluating potential nominees, the Nominating Committee considers a nominee's experience as a senior executive at a publicly traded corporation, or as a management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Committee determines shall qualify an individual for Board service; whether such person is "independent" within the meaning of such term in accordance with the applicable listing standards of the National Association of Securities Dealers and the rules promulgated by the Securities and Exchange Commission; financial expertise of a potential nominee; and particular or unique needs of the Company at the time a nominee is being considered.

NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF

GIBRALTAR INDUSTRIES, INC.

Arthur A. Russ, Jr.

Robert E. Sadler Jr.
William J. Colombo

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2005, the Compensation Committee was comprised of Gerald S. Lippes, William P. Montague and William J. Colombo.  Gerald S. Lippes, previously served as Secretary of the Company. None of Mr. Lippes, Mr. Montague nor Mr. Colombo was an executive officer or employee of the Company or any of its subsidiaries during 2005 or prior thereto.  In 2005, none of the executive officers of the Company or members of the Compensation Committee served on the compensation committee or on any other committee performing similar functions for any other entity’s board of directors, any of whose officers or directors served on the Company's Board of Directors or Compensation Committee.

                                               COMPENSATION OF DIRECTORS

All Directors, other than Directors who are employees of the Company, receive a retainer of $20,000 per year. The Chairmen of the Compensation Committee and the Audit Committee receive fees of $5,000 per year, respectively for serving as Chairman.  In addition, each Director other than Directors who are employees of the Company also receives a fee of $2,000 for each Board of Directors or committee meeting attended and is reimbursed for any reasonable expenses incurred in attending such meetings.

In June 2005, the non-employee directors received a one-time grant of restricted shares of our stock.  The restriction for these shares will lapse when the director leaves the Board.  Each non-employee director received 2,000 restricted shares, with the exception of Messrs. Columbo and Sadler, who each received 6,000 shares of restricted stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities, to file reports of initial ownership of Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission and to furnish the Company with copies of all forms they file pursuant to Section 16(a).

To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 24, 2006 (except as otherwise noted) with respect to all stockholders known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock, each Director, each executive officer named in the Summary Compensation table above and all executive officers and Directors as a group:

Name	Number of Shares(1)	Percent of Class

Eric R. Lipke(2)(3)	1,892,271	6.36%
Brian J. Lipke(2)(4)	1,243,822	4.18%
Neil E. Lipke(2)(5)	987,922	3.33%
Meredith A. Lipke(2)(6)	771,613	2.60%
Curtis W. Lipke(2)(7)	546,978	1.84%
Gerald S. Lippes(8)	40,557	*
665 Main Street
Buffalo, New York 14203-1425
William P. Montague(9)	23,682	*
501 John James Audubon Parkway
PO Box 810
Amherst, New York 14226-0810
Arthur A. Russ, Jr.(10)	7,700	*
3400 HSBC Center
Buffalo, New York 14203
David N. Campbell(11)	9,125	*
281 Winter Street, Suite 310
Waltham, Massachusetts 02451
William J. Colombo(12)	10,000	*
200 Industry Drive
RIDC Park West
Pittsburgh, PA 15275
Robert E. Sadler, Jr.(13)	6,000	*
One M & T Plaza, 19th Floor
Buffalo, NY 14203
David W. Kay(2)	—	—
Paul M. Murray(2)(14)	1,420	*
Henning Kornbrekke(2)(15)	7,500	*
All Directors and Executive Officers as a Group (16)	1,309,249	4.40%
Columbia Wanger Asset Management, L.P.(17)	3,391,000	11.40%
227 West Monroe Street, Suite 3000
Chicago, IL 60606
T. Rowe Price Associates, Inc.(18)	2,953,475	9.93%
100 E. Pratt Street
Baltimore, MD 21202
Lord Abbett & Co. LLC (19)	2,785,621	9.36%
90 Hudson Street
Jersey City, NJ 07302
Dimensional Fund Advisors Inc (20) 1299 Ocean Avenue Santa Monica, CA 90401	1,849,713	6.22%

___________________________________

* Less than 1%.

(1) Unless otherwise indicated in the footnotes, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder, except to the extent that authority is shared by spouses under applicable law.

(2) The address of each of the executive officers is 3556 Lake Shore Road, P.O. Box 2028, Buffalo, New York 14219-0228 and the address of each of Meredith A. Lipke, Neil E. Lipke, Curtis W. Lipke and Eric R. Lipke is 75 Elmview Avenue., Hamburg, New York 14075.

(3) Includes (i) 154,192 shares of common stock registered in the name of the reporting person, (ii) 809,789 shares of common stock held by a trust for the benefit of Eric R. Lipke, (iii) 18,750 shares of common stock held by trusts for the benefit of the children of Eric R. Lipke, (iv) 5,040 shares of common stock held in custodial accounts for the benefit of the children of Eric R. Lipke, and (v) 904,500 shares of common stock held by Rush Creek Investment Co., L.P. (“Rush Creek”) as to which Mr. Lipke disclaims beneficial ownership of 723,600 shares. Rush Creek’s general partner is Rush Creek Management Company, LLC, which is owned pro rata by trusts established for the benefit of each of Brian J. Lipke, Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke. Eric R. Lipke serves as sole manager of Rush Creek Management Company, LLC. Excludes (i) 896,040 shares of common stock held by a trust for the benefit of Brian J. Lipke, as to which Eric R. Lipke serves as one of three trustees and as to which Eric R. Lipke disclaims beneficial ownership, (ii) 91,320 shares of common stock held by a trust for the benefit of Brian J. Lipke and 45,000 shares of common stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Eric R. Lipke serves as one of five trustees and as to which he disclaims beneficial ownership and (iii) 19,416 shares of common stock held by trusts for the benefit of the children of Brian J. Lipke, as to which Eric R. Lipke serves as one of three trustees and as to which he disclaims beneficial ownership.

(4) Includes (i) 93,347 shares of common stock registered in the name of the reporting person, including 48,000 restricted shares with respect to which Mr. Lipke exercises voting power but does not currently have dispositive power, (ii) 987,360 shares of common stock held by two trusts for the benefit of Brian J. Lipke, (iii) 19,416 shares of common stock held by trusts for the benefit of the daughters of Brian J. Lipke, (iv) 5,220 shares of common stock held in a custodial account for the benefit of a daughter of Brian J. Lipke, (v) 2,077 shares of common stock held in a custodial account for the benefit of a relative of Brian J. Lipke, (vi) 37,500 shares of common stock issuable under currently exercisable options pursuant to our Non-Qualified Stock Option Plan, (vii) 93,750 shares of common stock issuable under currently exercisable options pursuant to the Original Incentive Stock Option Plan and (viii) 5,152 shares of common stock allocated to Brian J. Lipke’s self-directed account under our 401(k) Retirement Savings Plan. Excludes (i) 91,627 shares of common stock held by the Trust U/W of Kenneth E. Lipke f/b/o Patricia K. Lipke, as to which Brian J. Lipke serves as one of three trustees and as to which he disclaims beneficial ownership, (ii) 2,769,021 shares of common stock held by trusts for the benefit of each of Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Brian J. Lipke serves as one of three trustees and as to which he disclaims beneficial ownership, (iii) 45,000 shares of common stock held by a trust for the benefit of Meredith A. Lipke, as to which Brian J. Lipke serves as one of five trustees and as to which he disclaims beneficial ownership, (iv) 8,407 shares of common stock held by a trust for the benefit of the daughter of Meredith A. Lipke, as to which Brian J. Lipke serves as one of four trustees and as to which he disclaims beneficial ownership, (v) 18,750 shares of common stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Brian J. Lipke serves as one of three trustees and as to which he disclaims beneficial ownership and (vi) 180,900 shares of common stock, representing Brian J. Lipke’s proportionate share of common stock held by Rush Creek Investment Co., L.P. (“Rush Creek”). Rush Creek’s general partner is Rush Creek Management Company, LLC, which is owned pro rata by trusts established for the benefit of each of Brian J. Lipke, Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke.

(5) Includes (i) 121,132 shares of common stock registered in the name of the reporting person and (ii) 866,790 shares of common stock held by a trust for the benefit of Neil E. Lipke. Excludes (i) 91,320 shares of common stock held by a trust for the benefit of Brian J. Lipke and 45,000 shares of common stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Neil E. Lipke serves as one of five trustees and as to which he disclaims beneficial ownership, (ii) 19,416 shares of common stock held by trusts for the benefit of the daughters of Brian J. Lipke, as to which Neil E. Lipke serves as one of three trustees and as to which he disclaims beneficial ownership and (iii) 18,750 shares of common stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Neil E. Lipke serves as one of three trustees and as to which he disclaims beneficial ownership and (iv) 180,900 shares of common stock, representing Neil E. Lipke’s proportionate share of common stock held by Rush Creek Investment Co., L.P. (“Rush Creek”). Rush Creek’s general partner is Rush Creek Management Company, LLC, which is owned pro rata by trusts established for the benefit of each of Brian J. Lipke, Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke.

(6) Includes (i) 10,657 shares of common stock registered in the name of the reporting person, (ii) 743,591 shares of common stock held by three trusts for the benefit of Meredith A. Lipke, (iii) 7,987 shares of common stock held in a custodial account for the benefit of the daughter of Meredith A. Lipke pursuant to the New York Uniform Gift to Minors Act, (iv) 8,407 shares of common stock held by a trust for the benefit of the daughter of Meredith A. Lipke and (v) 971 shares of common stock allocated to Meredith A. Lipke’s self-directed account under our 401(k) Retirement Savings Plan. Excludes (i) 91,320 shares of common stock held by a trust for the benefit of Brian J. Lipke, as to which Meredith A. Lipke serves as one of five trustees and as to which she disclaims beneficial ownership and (ii) 180,900 shares of common stock, representing Meredith A. Lipke’s proportionate share of common stock held by Rush Creek Investment Co., L.P. (“Rush Creek”). Rush Creek’s general partner is Rush Creek Management Company, LLC, which is owned pro rata by trusts established for the benefit of each of Brian J. Lipke, Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke.

(7) Includes (i) 109,507 shares of common stock registered in the name of the reporting person and (ii) 437,471 shares of common stock held by a trust for the benefit of Curtis W. Lipke. Excludes (i) 91,320 shares of common stock held by a trust for the benefit of Brian J. Lipke and 45,000 shares of common stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Curtis W. Lipke serves as one of five trustees and as to which he disclaims beneficial ownership, (ii) 8,407 shares of common stock held by a trust for the benefit of the daughter of Meredith A. Lipke, as to which Curtis W. Lipke serves as one of four trustees and as to which he disclaims beneficial ownership, (iii) 19,416 shares of common stock held by trusts for the benefit of the children of Brian J. Lipke, as to which Curtis W. Lipke serves as one of three trustees and as to which he disclaims beneficial ownership, (iv) 18,750 shares of common stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Curtis W. Lipke serves as one of three trustees and as to which he disclaims beneficial ownership and (v) 180,900 shares of common stock, representing Curtis W. Lipke’s proportionate share of common stock held by Rush Creek Investment Co., L.P. (“Rush Creek”). Rush Creek’s general partner is Rush Creek Management Company, LLC, which is owned pro rata by trusts established for the benefit of each of Brian J. Lipke, Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke.

(8) Includes (i) 38,682 shares of common stock registered in the name of the reporting person, including 2,000 restricted shares with respect to which Mr. Lippes exercises voting power but does not currently have dispositive power and (ii) 1,875 shares of common stock held by Lippco Capital LLC, a company controlled by Mr. Lippes.

(9) Includes 23,682 shares of common stock registered in the name of the reporting person, including 2,000 restricted shares with respect to which Mr. Montague exercises voting power but does not currently have dispositive power.

(10) Includes (i) 6,500 shares of common stock registered in the name of the reporting person, including 2,000 restricted shares with respect to which Mr. Russ exercises voting power but does not currently have dispositive power and (ii) an aggregate of 1,200 shares of common stock held by two trusts for the benefit of Mr. Russ’ children as to each of which Mr. Russ serves as a trustee.  Excludes an aggregate of (i) 3,665,061 shares of common stock owned by trusts for the benefit of each of Brian J. Lipke, Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Mr. Russ serves as one of three trustees and as to which he disclaims beneficial ownership and (ii) 91,627 shares of common stock held by the Kenneth E. Lipke Trust, as to which Mr. Russ serves as one of three trustees and as to which he disclaims beneficial ownership.

(11) Includes (i) 5,375 shares of common stock registered in the name of the reporting person, including 2,000 restricted shares with respect to which Mr. Campbell exercises voting power but does not currently have dispositive power and (ii) 3,750 shares of common stock held by an Individual Retirement Account for the benefit of Mr. Campbell.

(12) Includes 10,000 shares of common stock registered in the name of the reporting person, including 6,000 restricted shares with respect to which Mr. Colombo exercises voting power but does not currently have dispositive power.

(13) Includes 6,000 restricted shares with respect to which Mr. Sadler exercises voting power but does not currently have dispositive power.

(14) Includes 1,420 shares of common stock allocated to Mr. Murray’s self-directed account under our 401(k) Retirement Savings Plan.

(15) Includes 4,500 shares of common stock registered in the name of the reporting person, including 3,000 restricted shares with respect to which Mr. Kornbrekke exercises voting power but does not currently have dispositive power.

(16) Includes options to purchase an aggregate of 135,000 shares of common stock issuable to certain of our executive officers under our Original Incentive Stock Option Plan and an aggregate of 37,500 shares of common stock issuable to certain of our executive officers and directors under currently exercisable options pursuant to our Non-Qualified Stock Option Plan, all of which are exercisable within 60 days. Excludes an aggregate of (i) 2,769,021 shares of common stock owned by trusts for the benefit of each of Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Arthur Russ and Brian Lipke serve as two of the three trustees and as to which they disclaim beneficial ownership, (ii) 91,627 shares of common stock held by the Kenneth E. Lipke Trust, as to which Arthur Russ and Brian Lipke serve as two of the three trustees and as to which they disclaim beneficial ownership, and (iii) 904,500 shares of common stock held by Rush Creek as to which Mr. Russ serves as trustee of the sole limited partner and as to which he disclaims beneficial ownership.

(17) Based on information set forth in a statement on Schedule 13G filed with the SEC on December 31, 2005 and available on NASDAQ.com by Columbia Wanger Asset Management, L.P. on behalf of itself and its affiliates WAM Acquisition GP, Inc. and Columbia Acorn Trust.

(18) Based on information set forth in a statement on Schedule 13G filed with the SEC on December 31, 2005 and available on NASDAQ.com by T. Rowe Price Associates, Inc.

(19) Based on information set forth in a statement on Schedule 13G filed with the SEC on December 30, 2005 and available on NASDAQ.com by Lord Abbett & Co. LLC

(20) Based on information set forth in a statement on Schedule 13G filed with the SEC on December 31, 2005 and available on NASDAQ.com by Dimension Fund Advisors Inc.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board has selected the firm of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 and recommends that the shareholders vote for the ratification of that selection.  Ernst & Young LLP audited the Company’s consolidated financial statements for Fiscal Year 2005.  Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

The selection of the Company’s independent registered public accounting firm is made annually by the Audit Committee.  Before selecting Ernst & Young LLP, the Audit Committee carefully considered that firm’s qualifications as the independent registered public accounting firm for the Company and the audit scope.  Shareholder ratification of the Audit Committee’s selection of Ernst &Young LLP as the Company's independent registered public accounting firm is not required by the Company's bylaws or otherwise.  The Company's Board of Directors is submitting the selection of Ernst &Young LLP to the shareholders for ratification and will reconsider whether to retain Ernst &Young LLP if the shareholders fail to ratify the Audit Committee’s selection.  In addition, even if the shareholders ratify the selection of Ernst &Young LLP, the Audit Committee may in its discretion appoint a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company.

Vote Required.

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the meeting is required to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2006.

THE AUDIT COMMITTEE AND THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 2.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The firm of Lippes Mathias Wexler Friedman, LLP, of which Mr. Lippes, a Director of the Company, is a partner, serves as counsel to the Company. During 2005, this firm received approximately $989,000.00 for legal services rendered to the Company. The firm of Phillips Lytle LLP, of which Mr. Russ, a Director of the Company, is a partner, also provided legal services to the Company in 2005 and received approximately $455,000.00.

The Company is also party to a consulting agreement with Mr. Neil E. Lipke a former officer of the Company and a brother of Mr. Brian J. Lipke, a Director and officer of the Company, through December 2008 pursuant to which Mr. Neil E. Lipke shall be compensated in exchange for providing consulting services to the Company.

On December 8, 2005 we entered into an amended and restated credit agreement with KeyBank National Association serving as lead bank of a syndicate. Robert E. Sadler, Jr. is Chairman of the Board of Manufacturers and Traders Trust Company, one of the lenders under that agreement.

OTHER MATTERS

The Company's management does not currently know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if other matters are presented, the accompanying proxy confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.

INFORMATION ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the 2006 fiscal year.  E&Y served as our independent registered public accounting firm and audited our consolidated financial statements for the fiscal year ended December 31, 2005, audited management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2005, and expressed an opinion as to whether the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2005. E&Y also performed audit-related services and consultation in connection with various accounting and financial reporting matters. Additionally, E&Y performed certain non-audit services during fiscal 2005 that are permitted under the Sarbanes-Oxley Act and related rules of the SEC. E&Y will have a representative present at the Annual Meeting who will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.

Pricewaterhouse Coopers LLP (“PwC”) served as our independent registered public accounting firm and audited our consolidated financial statements for fiscal year 2004, and performed audit-related services and consultation in connection with various accounting and financial reporting matters. PwC also performed certain non-audit services during fiscal year 2004 that are permitted under the Sarbanes-Oxley Act and related rules of the SEC.

The Audit Committee determined that the provision of the audit-related and permitted non-audit services provided by E&Y during fiscal 2005 and PwC during fiscal year 2004 was compatible with maintaining their independence pursuant to the auditor independence rules of the SEC for each of these years.

On June 6, 2005, the Company dismissed PwC as its independent registered public accounting firm. The decision to change accountants was approved by the Audit Committee of the Company’s Board of Directors.

The reports of PwC on the Company’s financial statements as of and for the years ended December 31, 2004 and 2003, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2004 and 2003, and through June 6, 2005, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference thereto in its reports on the financial statements for those years.

There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2004 and 2003, and through June 6, 2005.  During the course of the 2004 integrated audit, PwC identified two significant deficiencies in the Company’s controls over financial reporting.  The first related to the calculation of reserves for the Company's self-insured worker's compensation insurance.  The Company made an adjustment during the year-end closing process to reflect the appropriate reserve for its self insured worker's compensation insurance. The second deficiency was identified because the Company's third party payroll processor was unable to provide a Type 2 SAS 70 report that covered the Processor's location where the Company's payroll was processed. The Company's decision to dismiss PwC did not result from these issues.

The Company requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether PwC agreed with the foregoing statements. A copy of PwC’s letter, dated June 10, 2005, was filed as Exhibit 16.1 to the Company’s Form 8-K filed June 10, 2005.

On June 22, 2005, the Company engaged E&Y as its independent registered public accounting firm. The decision to engage E&Y was approved by the Audit Committee of the Company’s Board of Directors.

The Company had not consulted E&Y during the fiscal years ended December 31, 2004 and 2003, or through June 22, 2005, with regard to either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (b) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided a copy of the disclosures contained in its Form 8-K filed June 23, 2005 to E&Y and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. E&Y advised that it did not intend to furnish such a letter to the Commission.

Fees Billed to the Company by E&Y During Fiscal 2005 and by PwC During Fiscal Year 2004

      Audit Fees

The aggregate fees billed by E&Y for the fiscal year ended December 31, 2005 for services rendered for the audit of the Company’s annual financial statements and internal control over financial reporting included the Company’s Form 10-K and review of the interim financial statements included in the Company’s Form 10-Q, including services related thereto, were $1,811,219.

The aggregate fees billed by PwC for the fiscal year ended December 31, 2004 for services rendered for the audit of the Company’s annual financial statements and internal control and financial reporting included in the Company’s Form 10-K, and review of the interim financial statements included in the Company’s reports on Form 10-Q, including services related thereto, were $2,177,509.

     Audit-Related Fees

The aggregate fees billed by E&Y for the fiscal year ended December 31, 2005 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported as ”Audit Fees,” including interim reviews of AMICO were $150,685.

The aggregate fees billed by PwC for the fiscal year ended December 31, 2005 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported as “Audit Fees,” including the audit of the Gibraltar 401(K) Plan, were $12,000.

     Tax Fees

The aggregate fees billed by E&Y for the fiscal year ended December 31, 2005 for services rendered for tax compliance (including tax planning and tax advice; and other tax services (including advice related to mergers and acquisitions) were $15,000.

The aggregate fees billed by PwC for the fiscal year ended December 31, 2004 for services for rendered tax compliance (including the preparation of tax returns, tax planning and tax advice, and assistance with and representation in tax audits and appeals); and other tax services (including advice related to mergers and acquisitions) were $108,150.

     All Other Fees

The aggregate fees billed by E&Y for the fiscal year ended December 31, 2005 for products and services other than those described above were $0.

 The aggregate fees billed by PwC for the fiscal year ended December 31, 2004 for products and services other than those described above were $0.

Pre-Approval for Non-Audit Services Policies and Procedures of the Audit Committee –

The Audit Committee has adopted procedures for pre-approving non-audit services to be provided by E&Y.  In considering such approval, the Audit Committee may request all such information and documentation from the Company as it deems necessary in order for it to make its decision with respect to the requested engagement.  The Committee may discuss the potential engagement with the independent registered public accounting firm, with its counsel or other professional advisors.  The Audit Committee shall consider whether or not the performance of the requested non-audit services complies with law, including but not limited to the Sarbanes-Oxley Act and the regulations promulgated by the Securities and Exchange Commission thereunder.  It shall also consider whether the services provided will have a negative effect upon the integrity of the Company's financial reporting, whether by approving such engagement the Audit Committee is complying with and promoting its purposes, duties and functions as set forth in its Charter, and it shall also consider any potential negative effect which the engagement may have on the Company, including the possible appearance of a conflict of interest or impropriety.  The Audit Committee has previously delegated its authority to approve non-audit services to be performed by the auditors to David N. Campbell.  The Audit Committee has pre-approved E&Y providing customary consultation or advice regarding accounting issues, taxes, or potential transactions, provided no such engagement for non-audit services exceeds $100,000, and certain other tax services.

OTHER INFORMATION

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO GIBRALTAR INDUSTRIES, INC.  3556 LAKE SHORE ROAD, PO BOX 2028, BUFFALO, NEW YORK 14219-0228, ATTENTION: VICE PRESIDENT OF COMMUNICATIONS AND INVESTOR RELATIONS. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF MARCH 24, 2006, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS.

STOCKHOLDERS' PROPOSALS

Proposals of stockholders intended to be presented at the 2007 Annual Meeting must be received by the Company by December 8, 2006 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

The accompanying Notice and this Proxy Statement are sent by Order of the Board of Directors.

Timothy J. Heasley

Secretary

Dated: April 20, 2006

________________________________________________________________________

STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING. A STOCKHOLDER MAY NEVERTHELESS VOTE IN PERSON IF HE OR SHE DOES ATTEND.

PROXY

GIBRALTAR INDUSTRIES INC

PROXY FOR ANNUAL MEETIN OF STOCKHOLDERS

TO BE HELD MAY 18, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints BRIAN J. LIPKE, HENNING KORNBREKKE AND DAVID W. KAY and each or any of them, attorneys and proxies, with the full power of substitution, to vote at the Annual Meeting of Stockholders of GIBRALTAR INDUSTRIES, INC. (the “Company”) to be held at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on May 18, 2006 at 11:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matter and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

1.

ELECTION OF DIRECTORS

For Class III Director –

David N. Campbell

[ ]FOR

[ ] WITHHOLD AUTHORITY

For Class III Director –

Robert E. Sadler, Jr.

[ ] FOR

[ ] WITHHOLD AUTHORITY

2.

PROPOSAL TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

[ ]FOR

[ ] AGAINST

[ ] ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE REGARDING PROPOSAL 1, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE.  IF NO DIRECTION IS MADE REGARDING PROPOSAL 2, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Dated: ________________, 2006

                                          Signature

__________________________________________________

Signature if held jointly

Please sign exactly as name appears.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign a partnership name by authorized person.  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.